UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21973
Eaton Vance Tax-Managed Global Diversified Equity Income Fund
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
October 31
Date of Fiscal Year End
October 31, 2011
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Tax-Managed Global Diversified Equity Income Fund (EXG) Annual Report October 31, 2011

Managed Distribution Plan. On March 10, 2009, the Fund received authorization from the Securities and Exchange Commission to distribute long-term capital gains to shareholders more frequently than once per year. In this connection, the Board of Trustees formally approved the implementation of a Managed Distribution Plan (MDP) to make quarterly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund intends to pay quarterly cash distributions equal to $0.2843 per share. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees.

With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information required by the Fund’s exemptive order. The Fund’s Board of Trustees may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2011
Eaton Vance
Tax-Managed Global Diversified Equity Income Fund
Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	20

Federal Tax Information	21

Annual Meeting of Shareholders	22

Dividend Reinvestment Plan	23

Management and Organization	25

Important Notices	27

Eaton Vance
Tax-Managed Global Diversified Equity Income Fund
October 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
In a year characterized by extreme market volatility, a large number of headline events and widespread uncertainty about the worldwide economy, most global equity markets posted losses during the 12 months ending October 31, 2011.
Early in the period, global equity markets generated solid gains amid improved corporate profitability due to improvements in the U.S. economy and the continued expansion of the worldwide economy. However, global equity markets began to falter in late winter, when data suggested that both the U.S. and global economies were beginning to retrench.
In the summer and early fall, global equity markets generally suffered broad-based declines as the financial distress in the eurozone deepened and worldwide economic activity decelerated. European equities—led by major declines in bank stock prices—performed particularly poorly while emerging-market equities also posted steep losses.
In the final weeks of the period, many global equity markets produced significant gains. Investors were encouraged by Europe’s plan to combat Greece’s debt problems, expand a bailout fund and recapitalize the region’s banks. Additionally, economic data indicated that the U.S. economy wasn’t poised to move back into recession and that global growth could begin to accelerate.
For the 12-month period ending October 31, 2011, the MSCI World Index2 returned 1.76%. Meanwhile, the MSCI Europe, Australasia, Far East (MSCI EAFE) Index returned -4.08% and the MSCI Emerging Markets Index returned -7.72%. By contrast, the S&P 500 Index advanced 8.09%.
Fund Performance
The Fund is a closed-end fund and trades on the New York Stock Exchange (NYSE) under the symbol EXG. For the fiscal year ending October 31, 2011, the Fund’s return at net asset value was -0.80%, underperforming the S&P 500 Index and the CBOE S&P 500 BuyWrite Index at net asset value (NAV), while outpacing the FTSE Eurotop 100 Index.
The Fund’s underlying portfolio of common stocks underperformed a blended index consisting of a 60% weighting in the FTSE Eurotop 100 Index and a 40% weighting in the S&P 500 Index (reflecting the Fund’s composition) at NAV for the period.
Stock selection in the industrials, consumer discretionary and information technology sectors held back performance. Within the industrials sector, investments in industrial conglomerate and electrical equipment stocks were detractors. In the consumer discretionary sector, specialty retail, and internet and catalog retail stocks detracted from returns. In the information technology sector, Internet software and services stocks detracted.
By contrast, selections in the materials and utilities sectors contributed to performance. Within the materials sector, investments in metals & mining stocks were the primary contributors. In the utilities sector, investments in multi-utilities and electric utilities stocks aided returns. Other areas that outperformed relative to the S&P 500 Index included computers & peripherals within the information technology sector and diversified financial companies within the financials sector.
Under normal market conditions, the Fund seeks to earn high levels of tax-advantaged income and gains by emphasizing dividend-paying stocks and by writing (selling) stock index call options on a portion of its underlying common stock portfolio.
Returns were aided by the Fund’s strategy of writing call options on a portion of its common stock portfolio. This strategy generates current cash flow from options premiums received, although it reduces the portfolio’s upside potential from stock price appreciation.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Tax-Managed Global Diversified Equity Income Fund
October 31, 2011
Performance2

Portfolio Managers Walter A. Row III, CFA, CMT; Michael A. Allison, CFA

			Since
% Average Annual Total Returns	Inception Date	1 Year	Inception

Fund at NAV	2/27/2007	-0.80%	-0.08%
Fund at Market	—	-11.63	-3.58
S&P 500 Index	2/27/2007	8.09%	-0.21%
CBOE S&P 500 BuyWrite Index	2/27/2007	4.57	0.33
FTSE Eurotop 100 Index	2/27/2007	-4.81	-3.57

% Premium/Discount to NAV

-15.36%

Distributions[3]

Total Distributions per share for the period	$1.235
Distribution Rate at NAV	11.13%
Distribution Rate at Market Price	13.15%
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Tax-Managed Global Diversified Equity Income Fund
October 31, 2011
Fund Profile

Sector Allocation (% of total investments)4

Country Allocation (% of total investments)

Top 10 Holdings (% of total investments)4

Royal Dutch Shell PLC, Class B	3.5%
Vodafone Group PLC	2.6
Nestle SA	2.5
GlaxoSmithKline PLC	2.2
Apple, Inc.	2.0
Novartis AG	2.0
Siemens AG	1.9
Unilever NV	1.8
Total SA	1.5
Goldcorp, Inc.	1.5

Total	21.5%

See Endnotes and Additional Disclosures in this report.

Eaton Vance
Tax-Managed Global Diversified Equity Income Fund
October 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. CBOE S&P 500 BuyWrite Index measures the performance of a hypothetical buy-write strategy on the S&P 500 Index. FTSE Eurotop 100 Index is a tradable index designed to represent the performance of the 100 most highly capitalized blue-chip companies in Europe. The return for the FTSE Eurotop 100 Index is calculated in U.S. dollars. Index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of ordinary income, net realized capital gains and return of capital.

[4]	Excludes cash and cash equivalents. Depictions do not reflect the Fund’s options positions.

Fund profile subject to change due to active management.

Eaton Vance
Tax-Managed Global Diversified Equity Income Fund

October 31, 2011

Portfolio of Investments

Common Stocks — 98.0%

Security	Shares	Value

Aerospace & Defense — 0.5%

United Technologies Corp.	204,141	$15,918,915

		$15,918,915

Automobiles — 1.2%

Bayerische Motoren Werke AG	340,495	$27,659,805
Ford Motor Co.(1)	965,125	11,272,660

		$38,932,465

Beverages — 2.1%

Anheuser-Busch InBev NV	588,659	$32,644,752
Coca-Cola Co. (The)	462,840	31,621,229

		$64,265,981

Biotechnology — 0.4%

Celgene Corp.(1)	217,384	$14,093,005

		$14,093,005

Capital Markets — 1.6%

Deutsche Bank AG	326,770	$13,511,468
Goldman Sachs Group, Inc. (The)	109,610	12,007,775
UBS AG(1)	1,855,579	23,417,407

		$48,936,650

Chemicals — 2.5%

Air Liquide SA	110,466	$14,263,066
BASF SE	558,480	40,766,686
Monsanto Co.	311,375	22,652,531

		$77,682,283

Commercial Banks — 7.4%

Banco Bilbao Vizcaya Argentaria SA	1,526,475	$13,738,150
Banco Santander SA	2,735,777	23,155,224
Bank of Nova Scotia (The)	615,957	32,405,498
Barclays PLC	5,432,401	16,840,129
BNP Paribas	243,619	10,878,773
HSBC Holdings PLC	3,147,683	27,464,503
Intesa Sanpaolo SpA	6,626,290	11,695,416
Itau Unibanco Holding SA ADR	1,534,867	29,346,657
KeyCorp	1,699,956	12,001,689
PNC Financial Services Group, Inc.	198,697	10,672,016
Royal Bank of Scotland Group PLC(1)	30,628,460	11,820,143
Societe Generale	308,366	8,829,055
Wells Fargo & Co.	835,403	21,645,292

		$230,492,545

Communications Equipment — 2.2%

HTC Corp.	616,350	$13,851,573
QUALCOMM, Inc.	721,631	37,236,160
Telefonaktiebolaget LM Ericsson, Class B	1,594,781	16,623,236

		$67,710,969

Computers & Peripherals — 2.0%

Apple, Inc.(1)	156,119	$63,193,849

		$63,193,849

Construction & Engineering — 0.6%

Fluor Corp.	342,861	$19,491,648

		$19,491,648

Consumer Finance — 0.5%

American Express Co.	321,494	$16,274,026

		$16,274,026

Diversified Financial Services — 1.8%

Citigroup, Inc.	444,847	$14,052,717
JPMorgan Chase & Co.	721,612	25,083,233
Moody’s Corp.	509,748	18,090,956

		$57,226,906

Diversified Telecommunication Services — 4.1%

AT&T, Inc.	1,268,423	$37,177,478
CenturyLink, Inc.	261,989	9,237,732
Deutsche Telekom AG	2,332,299	29,629,831
Koninklijke KPN NV	2,575,969	33,726,948
Verizon Communications, Inc.	193,295	7,148,049
Vivendi SA	546,972	12,222,862

		$129,142,900

Electric Utilities — 2.0%

American Electric Power Co., Inc.	199,484	$7,835,732
Enel SpA	3,129,117	14,763,474
PPL Corp.	267,081	7,844,169
SSE PLC	1,536,047	33,188,083

		$63,631,458

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Diversified Equity Income Fund

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Electrical Equipment — 1.3%

ABB, Ltd.(1)	1,803,498	$33,951,588
Emerson Electric Co.	129,667	6,239,576

		$40,191,164

Energy Equipment & Services — 0.8%

Halliburton Co.	320,550	$11,975,748
Schlumberger, Ltd.	194,718	14,305,932

		$26,281,680

Food & Staples Retailing — 1.7%

Costco Wholesale Corp.	154,006	$12,821,000
Metro AG	384,845	17,831,293
Tesco PLC	3,486,295	22,477,589

		$53,129,882

Food Products — 5.7%

Danone SA	630,679	$43,720,493
Nestle SA	1,337,943	77,383,494
Unilever NV	1,660,366	57,321,909

		$178,425,896

Health Care Equipment & Supplies — 1.9%

Covidien PLC	433,863	$20,408,916
St. Jude Medical, Inc.	691,175	26,955,825
Varian Medical Systems, Inc.(1)	195,507	11,480,171

		$58,844,912

Health Care Providers & Services — 2.8%

AmerisourceBergen Corp.	711,681	$29,036,585
Fresenius Medical Care AG & Co. KGaA ADR	291,084	21,161,807
UnitedHealth Group, Inc.	781,120	37,485,948

		$87,684,340

Hotels, Restaurants & Leisure — 0.9%

McDonald’s Corp.	287,631	$26,706,538

		$26,706,538

Household Products — 0.9%

Colgate-Palmolive Co.	65,368	$5,907,306
Procter & Gamble Co.	332,133	21,253,191

		$27,160,497

Industrial Conglomerates — 4.1%

Danaher Corp.	499,381	$24,145,071
General Electric Co.	1,083,017	18,097,214
Philips Electronics NV	1,248,669	25,993,178
Siemens AG	569,748	59,721,440

		$127,956,903

Insurance — 3.3%

Aflac, Inc.	264,261	$11,915,528
Allianz SE	251,226	27,951,928
AXA SA	1,357,193	21,829,010
MetLife, Inc.	284,691	10,009,735
Prudential PLC	2,911,200	30,070,091

		$101,776,292

Internet & Catalog Retail — 1.2%

Amazon.com, Inc.(1)	110,839	$23,665,235
priceline.com, Inc.(1)	27,491	13,957,730

		$37,622,965

Internet Software & Services — 1.3%

eBay, Inc.(1)	736,734	$23,450,243
Google, Inc., Class A(1)	26,740	15,847,194

		$39,297,437

IT Services — 1.5%

Accenture PLC, Class A	225,646	$13,597,428
International Business Machines Corp.	178,443	32,945,931

		$46,543,359

Machinery — 1.0%

Illinois Tool Works, Inc.	621,645	$30,230,596

		$30,230,596

Media — 0.6%

Comcast Corp., Class A	790,352	$18,533,754

		$18,533,754

Metals & Mining — 4.1%

Anglo American PLC	459,970	$16,862,718
BHP Billiton, Ltd. ADR	503,291	39,296,961
Cliffs Natural Resources, Inc.	166,543	11,361,563

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Diversified Equity Income Fund

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Metals & Mining (continued)

Freeport-McMoRan Copper & Gold, Inc.	280,354	$11,287,052
Goldcorp, Inc.	984,913	48,103,151

		$126,911,445

Multi-Utilities — 1.1%

National Grid PLC	2,205,626	$21,928,422
PG&E Corp.	299,182	12,834,908

		$34,763,330

Multiline Retail — 0.7%

Macy’s, Inc.	729,101	$22,259,454

		$22,259,454

Oil, Gas & Consumable Fuels — 11.9%

Apache Corp.	127,537	$12,706,511
BG Group PLC	1,337,758	29,007,961
BP PLC	6,194,096	45,581,342
ConocoPhillips	458,298	31,920,456
Exxon Mobil Corp.	471,322	36,805,535
Occidental Petroleum Corp.	101,212	9,406,643
Peabody Energy Corp.	238,814	10,357,363
Royal Dutch Shell PLC, Class B	3,005,897	107,846,038
Statoil ASA	1,529,135	38,800,351
Total SA	922,596	48,138,492

		$370,570,692

Personal Products — 0.7%

Estee Lauder Cos., Inc. (The), Class A	223,589	$22,012,337

		$22,012,337

Pharmaceuticals — 9.7%

AstraZeneca PLC	592,178	$28,429,976
Bayer AG	522,211	33,271,088
GlaxoSmithKline PLC	2,998,294	67,288,781
Novartis AG	1,102,556	62,112,789
Novo Nordisk A/S, Class B	348,338	36,981,788
Pfizer, Inc.	1,082,435	20,847,698
Sanofi SA	622,932	44,563,936
Teva Pharmaceutical Industries, Ltd. ADR	245,230	10,017,645

		$303,513,701

Real Estate Investment Trusts (REITs) — 0.7%

AvalonBay Communities, Inc.	81,961	$10,957,366
Boston Properties, Inc.	124,513	12,325,542

		$23,282,908

Software — 2.3%

Microsoft Corp.	561,259	$14,946,327
Oracle Corp.	926,476	30,360,619
SAP AG	440,936	26,662,482

		$71,969,428

Specialty Retail — 1.8%

Home Depot, Inc.	238,865	$8,551,367
Industria de Diseno Textil SA	371,387	33,714,313
Kingfisher PLC	3,679,861	15,246,008

		$57,511,688

Textiles, Apparel & Luxury Goods — 2.0%

LVMH Moet Hennessy Louis Vuitton SA	259,879	$43,073,385
NIKE, Inc., Class B	208,384	20,077,798

		$63,151,183

Tobacco — 2.2%

British American Tobacco PLC	997,428	$45,732,386
Philip Morris International, Inc.	313,252	21,886,917

		$67,619,303

Wireless Telecommunication Services — 2.9%

American Tower Corp., Class A(1)	191,051	$10,526,910
Vodafone Group PLC	28,899,375	80,244,465

		$90,771,375

Total Common Stocks
(identified cost $2,912,651,123)		$3,061,716,659

Short-Term Investments — 1.9%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(2)	$58,514	$58,514,181

Total Short-Term Investments
(identified cost $58,514,181)		$58,514,181

Total Investments — 99.9%
(identified cost $2,971,165,304)		$3,120,230,840

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Diversified Equity Income Fund

October 31, 2011

Portfolio of Investments — continued

Call Options Written — (1.7)%

	Number of	Strike		Expiration
Description	Contracts	Price		Date	Value

Dow Jones Euro Stoxx 50 Index	132,300	EUR	2,350	11/18/11	$(16,375,031)
FTSE 100 Index	30,500	GBP	5,500	11/18/11	(6,596,010)
S&P 500 Index	3,310		$1,215	11/19/11	(17,112,700)
S&P 500 Index	2,955		$1,235	11/19/11	(11,214,225)
SMI Index	9,900	CHF	5,750	11/18/11	(1,026,316)
SMI Index	4,700	CHF	5,800	11/18/11	(346,155)

Total Call Options Written
(premiums received $42,789,910)					$(52,670,437)

Other Assets, Less Liabilities — 1.8%					$54,903,938

Net Assets — 100.0%					$3,122,464,341

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	- American Depositary Receipt
CHF	- Swiss Franc
EUR	- Euro
GBP	- British Pound Sterling

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2011.

Country Concentration of Portfolio

	Percentage
Country	of Net Assets	Value

United States	39.4%	$1,231,463,459
United Kingdom	19.2	600,028,635
Germany	9.6	298,167,828
France	7.9	247,519,072
Switzerland	6.3	196,865,278
Netherlands	3.8	117,042,035
Canada	2.6	80,508,649
Spain	2.3	70,607,687
Australia	1.3	39,296,961
Norway	1.2	38,800,351
Denmark	1.2	36,981,788
Ireland	1.1	34,006,344
Belgium	1.0	32,644,752
Brazil	0.9	29,346,657
Italy	0.9	26,458,890
Sweden	0.5	16,623,236
Taiwan	0.4	13,851,573
Israel	0.3	10,017,645

Total Investments	99.9%	$3,120,230,840

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Diversified Equity Income Fund

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Unaffiliated investments, at value (identified cost, $2,912,651,123)	$3,061,716,659
Affiliated investment, at value (identified cost, $58,514,181)	58,514,181
Restricted cash*	27,750,000
Foreign currency, at value (identified cost, $1,313,317)	1,288,836
Dividends receivable	1,954,583
Interest receivable from affiliated investment	3,442
Receivable for investments sold	25,470,415
Tax reclaims receivable	10,527,544

Total assets	$3,187,225,660

Liabilities

Written options outstanding, at value (premiums received, $42,789,910)	$52,670,437
Payable for investments purchased	9,131,399
Payable to affiliates:
Investment adviser fee	2,532,567
Trustees’ fees	4,208
Accrued expenses	422,708

Total liabilities	$64,761,319

Net Assets	$3,122,464,341

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 305,443,010 shares issued and outstanding	$3,054,430
Additional paid-in capital	4,122,209,470
Accumulated net realized loss	(1,143,664,784)
Accumulated undistributed net investment income	114,907
Net unrealized appreciation	140,750,318

Net Assets	$3,122,464,341

Net Asset Value

($3,122,464,341 ÷ 305,443,010 common shares issued and outstanding)	$10.22

*	Represents restricted cash on deposit at the custodian as collateral for written options.

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Diversified Equity Income Fund

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Dividends (net of foreign taxes, $6,924,647)	$94,301,156
Interest income allocated from affiliated investment	93,296
Expenses allocated from affiliated investment	(9,479)

Total investment income	$94,384,973

Expenses

Investment adviser fee	$33,540,121
Trustees’ fees and expenses	50,500
Custodian fee	850,032
Transfer and dividend disbursing agent fees	21,909
Legal and accounting services	143,841
Printing and postage	833,314
Stock dividend tax	2,024
Miscellaneous	345,988

Total expenses	$35,787,729

Deduct —
Reduction of custodian fee	$249

Total expense reductions	$249

Net expenses	$35,787,480

Net investment income	$58,597,493

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(52,482,804)
Investment transactions allocated from affiliated investment	3,251
Written options	46,111,002
Foreign currency transactions	558,073

Net realized loss	$(5,810,478)

Change in unrealized appreciation (depreciation) —
Investments	$(88,637,716)
Written options	(11,947,580)
Foreign currency	396,314

Net change in unrealized appreciation (depreciation)	$(100,188,982)

Net realized and unrealized loss	$(105,999,460)

Net decrease in net assets from operations	$(47,401,967)

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Diversified Equity Income Fund

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$58,597,493	$59,609,174
Net realized loss from investment transactions, written options and foreign currency transactions	(5,810,478)	(93,730,808)
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	(100,188,982)	320,200,011

Net increase (decrease) in net assets from operations	$(47,401,967)	$286,078,377

Distributions to shareholders —
From net investment income	$(58,941,827)	$(58,461,160)
Tax return of capital	(318,402,468)	(434,750,995)

Total distributions	$(377,344,295)	$(493,212,155)

Capital share transactions —
Reinvestment of distributions	$—	$34,615,861

Net increase in net assets from capital share transactions	$—	$34,615,861

Net decrease in net assets	$(424,746,262)	$(172,517,917)

Net Assets

At beginning of year	$3,547,210,603	$3,719,728,520

At end of year	$3,122,464,341	$3,547,210,603

Accumulated undistributed net investment income included in net assets

At end of year	$114,907	$11,519

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Diversified Equity Income Fund

October 31, 2011

Financial Highlights

	Year Ended October 31,
					Period Ended
	2011	2010	2009	2008	October 31, 2007(1)

Net asset value — Beginning of period	$11.610	$12.300	$12.340	$19.590	$19.100	(2)

Income (Loss) From Operations

Net investment income(3)	$0.192	$0.196	$0.257	$0.378	$1.096
Net realized and unrealized gain (loss)	(0.347)	0.737	1.603	(5.728)	0.349

Total income (loss) from operations	$(0.155)	$0.933	$1.860	$(5.350)	$1.445

Less Distributions

From net investment income	$(0.193)	$(0.192)	$(0.256)	$(0.464)	$(0.950)
Tax return of capital	(1.042)	(1.431)	(1.644)	(1.436)	—

Total distributions	$(1.235)	$(1.623)	$(1.900)	$(1.900)	$(0.950)

Offering costs charged to paid-in capital(3)	$—	$—	$—	$—	$(0.005)

Net asset value — End of period	$10.220	$11.610	$12.300	$12.340	$19.590

Market value — End of period	$8.650	$11.030	$12.060	$10.450	$17.330

Total Investment Return on Net Asset Value(4)	(0.80)%	8.62%	21.14%	(29.21)%	7.80	%(5)(6)

Total Investment Return on Market Value(4)	(11.63)%	5.25%	40.26%	(32.23)%	(4.64	)%(5)(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,122,464	$3,547,211	$3,719,729	$3,729,357	$5,921,396
Ratios (as a percentage of average daily net assets):
Expenses(7)	1.05%	1.06%	1.06%	1.07%	1.06	%(8)
Net investment income	1.72%	1.68%	2.25%	2.23%	8.47	%(8)
Portfolio Turnover	53%	24%	44%	86%	142	%(5)

(1)	For the period from the start of business, February 27, 2007, to October 31, 2007.
(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.
(3)	Computed using average shares outstanding.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.
(5)	Not annualized.
(6)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.
(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(8)	Annualized.

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Diversified Equity Income Fund

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Tax-Managed Global Diversified Equity Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $1,141,712,317 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such

Eaton Vance
Tax-Managed Global Diversified Equity Income Fund

October 31, 2011

Notes to Financial Statements — continued

capital loss carryforward will expire on October 31, 2015 ($343,361,757), October 31, 2016 ($14,048,943), October 31, 2017 ($663,927,513), October 31, 2018 ($115,731,920) and October 31, 2019 ($4,642,184). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2011.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2 Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

Eaton Vance
Tax-Managed Global Diversified Equity Income Fund

October 31, 2011

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2011 and October 31, 2010 was as follows:

	Year Ended October 31,

	2011	2010

Distributions declared from:
Ordinary income	$58,941,827	$58,461,160
Tax return of capital	$318,402,468	$434,750,995

During the year ended October 31, 2011, accumulated net realized loss was increased by $447,722 and accumulated distributions in excess of net investment income was decreased by $447,722 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(1,141,712,317)
Net unrealized appreciation	$138,912,758

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, written options contracts and distributions from REITs.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement, the fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets up to and including $1.5 billion, 0.98% over $1.5 billion up to and including $3 billion, 0.96% over $3 billion up to and including $5 billion, and 0.94% on average daily gross assets over $5 billion, and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2011, the Fund’s investment adviser fee amounted to $33,540,121 or 0.99% of the Fund’s average daily gross assets. EVM also serves as administrator of the Fund, but receives no compensation.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,782,167,593 and $2,118,587,418, respectively, for the year ended October 31, 2011.

5 Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the year ended October 31, 2011. Common shares issued pursuant to the Fund’s dividend reinvestment plan for the year ended October 31, 2010 were 2,944,811.

Eaton Vance
Tax-Managed Global Diversified Equity Income Fund

October 31, 2011

Notes to Financial Statements — continued

6 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,978,543,902

Gross unrealized appreciation	$355,791,806
Gross unrealized depreciation	(214,104,868)

Net unrealized appreciation	$141,686,938

7 Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at October 31, 2011 is included in the Portfolio of Investments.

Written call options activity for the year ended October 31, 2011 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of year	206,590	$42,215,096
Options written	2,197,875	321,471,143
Options terminated in closing purchase transactions	(1,769,585)	(273,590,034)
Options expired	(451,215)	(47,306,295)

Outstanding, end of year	183,665	$42,789,910

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At October 31, 2011, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes index call options above the current value of the index to generate premium income. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying index decline. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives.

The Fund enters into over-the-counter written options that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2011, the fair value of derivatives with credit-related contingent features in a net liability position was $24,343,512. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $27,750,000 at October 31, 2011.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at October 31, 2011 was as follows:

	Fair Value

	Asset Derivative	Liability Derivative(1)

Written options	$—	$(52,670,437)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

Eaton Vance
Tax-Managed Global Diversified Equity Income Fund

October 31, 2011

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended October 31, 2011 was as follows:

	Realized Gain (Loss)	Change in Unrealized
	on Derivatives Recognized	Appreciation (Depreciation) on
	in Income(1)	Derivatives Recognized in Income(2)

Written options	$46,111,002	$(11,947,580)

(1)	Statement of Operations location: Net realized gain (loss) – Written options.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

8 Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Eaton Vance
Tax-Managed Global Diversified Equity Income Fund

October 31, 2011

Notes to Financial Statements — continued

At October 31, 2011, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$145,024,536	$119,693,511	$—	$264,718,047
Consumer Staples	115,501,980	297,111,916	—	412,613,896
Energy	127,478,188	269,374,184	—	396,852,372
Financials	260,205,437	217,783,890	—	477,989,327
Health Care	191,487,600	272,648,358	—	464,135,958
Industrials	114,123,020	119,666,206	—	233,789,226
Information Technology	231,577,751	57,137,291	—	288,715,042
Materials	132,701,258	71,892,470	—	204,593,728
Telecommunication Services	64,090,169	155,824,106	—	219,914,275
Utilities	28,514,809	69,879,979	—	98,394,788

Total Common Stocks	$1,410,704,748	$1,651,011,911 *	$—	$3,061,716,659

Short-Term Investments	$—	$58,514,181	$—	$58,514,181

Total Investments	$1,410,704,748	$1,709,526,092	$—	$3,120,230,840

Liability Description

Call Options Written	$(28,326,925)	$(24,343,512)	$—	$(52,670,437)

Total	$(28,326,925)	$(24,343,512)	$—	$(52,670,437)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of October 31, 2010 whose fair value was determined using Level 3 inputs. At October 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

Eaton Vance
Tax-Managed Global Diversified Equity Income Fund

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Tax-Managed Global Diversified Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Diversified Equity Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, February 27, 2007, to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, February 27, 2007, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 16, 2011

Eaton Vance
Tax-Managed Global Diversified Equity Income Fund

October 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and the foreign tax credit.

Qualified Dividend Income. The Fund designates approximately $97,253,991, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2011 ordinary income dividends, 31.76% qualifies for the corporate dividends received deduction.

Foreign Tax Credit. The Fund paid foreign taxes of $6,924,647 and recognized foreign source income of $77,699,731.

Eaton Vance
Tax-Managed Global Diversified Equity Income Fund

October 31, 2011

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on August 26, 2011. The following action was taken by the shareholders:

Item 1: The election of William H. Park and Ronald A. Pearlman as Class II Trustees of the Fund for a three-year term expiring in 2014.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld

William H. Park	280,526,669	8,390,334
Ronald A. Pearlman	279,580,120	9,336,883

Eaton Vance
Tax-Managed Global Diversified Equity Income Fund

October 31, 2011

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
Tax-Managed Global Diversified Equity Income Fund

October 31, 2011

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                  Date
Shareholder signature                                  Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Global Diversified Equity Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders
As of October 31, 2011, Fund records indicate that there are 205 registered shareholders and approximately 166,921 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EXG.

Eaton Vance
Tax-Managed Global Diversified Equity Income Fund

October 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Tax-Managed Global Diversified Equity Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Position(s)
	with the	Term of Office;	Principal Occupation(s) and Directorships
Name and Year of Birth	Fund	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2013. 3 years. Trustee since 2007.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2013. 2 years. Trustee since 2011.	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Class I Trustee	Until 2013. 3 years. Trustee since 2006.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class I Trustee	Until 2013. 3 years. Trustee since 2007.	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Class II Trustee	Until 2014. 3 years. Trustee since 2006.	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Class II Trustee	Until 2014. 3 years. Trustee since 2006.	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Eaton Vance
Tax-Managed Global Diversified Equity Income Fund

October 31, 2011

Management and Organization — continued

Position(s)
	with the	Term of Office;	Principal Occupation(s) and Directorships
Name and Year of Birth	Fund	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2012. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class III Trustee	Until 2012. 3 years. Trustee since 2006.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class II Trustee	Until 2014. 3 years. Trustee since 2011.	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2012. 3 years. Trustee since 2006. Chairman of the Board since 2007.	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with	Length of	Principal Occupation(s)
Name and Year of Birth	the Fund	Service	During Past Five Years

Walter A. Row, III 1957	President	Since 2011(2)	Vice President of EVM and BMR.

Duncan W. Richardson 1957	Vice President	Since 2011(2)	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2006	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2006	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to 2011, Mr. Row was Vice President of the Fund since 2006 and Mr. Richardson was President of the Fund since 2006.

Eaton Vance
Tax-Managed Global Diversified Equity Income Fund

October 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. The Fund may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action or that such purchases would reduce the discount.

Closed-End Fund Information. The Eaton Vance closed-end funds make certain quarterly fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each calendar quarter-end. Certain month end fund performance data for the funds, including total returns, are posted to the website shortly after the end of each calendar month. Portfolio holdings for the most recent calendar quarter-end are also posted to the website approximately 30 days following the end of the quarter. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors – Closed-End Funds”.

This Page Intentionally Left Blank

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

2898-12/11	CE-TMGDEISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling
1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a)—(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2010 and October 31, 2011 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/10	10/31/11

Audit Fees	$93,670	$94,610
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,350	$10,450
All Other Fees(3)	$1,400	$1,200

Total	$105,420	$106,260

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2010 and October 31, 2011; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/10	10/31/11

Registrant	$11,750	$11,650
Eaton Vance(1)	$278,901	$226,431

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Helen Frame Peters, Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Walter A. Row, Michael A. Allison and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments. Mr. Row is a Vice President and the Director of Equity Research at EVM and Boston Management and Research (“BMR”). He is a member of EVM’s Equity Strategy Committee, manages other Eaton Vance registered investment companies and has been an equity analyst and member of EVM’s equity research team since 1996. Mr. Allison is a Vice President of EVM and BMR and co-manages other Eaton Vance registered investment companies. He joined Eaton Vance in 2000. This information is provided as of the date of filing of this report.
The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

			Number of
	Number		Accounts	Total Assets of
	of All	Total Assets of	Paying a	Accounts Paying a
	Accounts	All Accounts	Performance Fee	Performance Fee
Walter A. Row
Registered Investment Companies	9	$9,397.1	0	$0
Other Pooled Investment Vehicles	1	$2.3	0	$0
Other Accounts	0	$0	0	$0
Michael A. Allison
Registered Investment Companies	7	$15,106.2	0	$0
Other Pooled Investment Vehicles	16	$12,660.7 *	0	$0
Other Accounts	0	$0	0	$0

*	Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets either in a registered investment company or in a separate unregistered pooled investment vehicle managed by this portfolio manager.
The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of Equity
Securities Owned in the
Portfolio Manager	Fund
Walter A. Row	$10,001 - $50,000
Michael A. Allison	$50,001 - $100,000
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.

Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Tax-Managed Global Diversified Equity Income Fund

By:	/s/ Walter A. Row, III Walter A. Row, III
President

Date:	December 16, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	December 16, 2011

By:	/s/ Walter A. Row, III
Walter A. Row, III
President

Date:	December 16, 2011